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EXHIBIT 23-CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated July 31, 1998, except for Note Q as to which the date is November 3, 1998, with respect to the supplemental consolidated financial statements of Regions Financial Corporation and subsidiaries in the Current Report (Form 8-K) dated November 6, 1998 in the following Registration Statements and in the related Prospectuses:

     Form S-8 No. 2-95291 pertaining to the 1983 Stock Option Plan;

     Form S-8 No. 33-24370 pertaining to the 1988 Stock Option Plan;

     Form S-8 No. 33-40728 pertaining to the 1991 Long-Term Incentive Plan;

     Form S-8 No. 33-58469 pertaining to the Stock Options Assumed in the acquisition of First Community Bancshares, Inc. and the Stock Options Assumed in the acquisition of Union Bank and Trust Company;

     Form S-8 No. 33-58979 pertaining to the 1991 Long-term Incentive Plan;

     Form S-3 No. 33-59735 pertaining to the registration of $200,000,000
          Subordinated Debt Securities;

     Form S-8 No. 333-05281 pertaining to the Stock Options Assumed in
          Acquisition of Metro Financial Corporation;

     Form S-8 No. 333-05335 pertaining to the Stock Options Assumed in
          Combination with First National Bancorp;

     Form S-8 No. 333-10701 pertaining to the Stock Options Assumed in
          Acquisition of First Gwinnett Bancshares, Inc.;

     Form S-8 No. 333-10683 pertaining to the Stock Options Assumed in
          Acquisition of Rockdale Community Bank;

     Form S-8 No. 333-21651 pertaining to the Stock Options Assumed in
          Acquisition of Florida First Bancorp, Inc.;

     Form S-8 No. 333-24265 pertaining to the Regions Financial Corporation
          Profit Sharing Plan;

     Form S-8 No. 333-28091 pertaining to the Stock Options Assumed in
          Acquisition of First Mercantile National Bank;

     Form S-8 No. 333-28089 pertaining to the Stock Options Assumed in
          Acquisition of West Carroll Bancshares, Inc.;

     Form S-8 No. 333-29685 pertaining to the Stock Options Assumed in
          Acquisition of First Bankshares, Inc.;

     Form S-8 No. 333-30643 pertaining to the Stock Options Assumed in
          Acquisition of The New Iberia Bancorp, Inc.

     Form S-8 No. 333-43675 pertaining to the Regions Financial Corporation
          Directors' Stock Investment Plan;

     Form S-8 No. 333-43677 pertaining to the Regions Financial Corporation
          Employee Stock Purchase Plan;

     Form S-8 No. 333-43943 pertaining to the Stock Options Assumed in
          Acquisition of GF Bancshares, Inc.;

     Form S-8 No. 333-49909 pertaining to the Stock Options Assumed in
          Acquisition of Greenville Financial Corporation;

     Form S-8 No. 333-50665 pertaining to the Stock Options Assumed in
          Acquisition of PALFED, Inc.;

     Form S-8 No. 333-53019 pertaining to the Stock Options Assumed in
          Acquisition of First State Corporation;

     Form S-8 No. 333-53021 pertaining to the Stock Options Assumed in
          Acquisition of First United Bancorporation; and

     Form S-8 No. 333-60497 pertaining to the Stock Options Assumed in
          Combination with First Commercial Corporation


/s/ Ernst & Young LLP
-------------------------
Birmingham, Alabama
November 4, 1998